UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 3, 2015

PDI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip code)

(862) 207-7800
Registrant's telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

PDI, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K, filed with the United States Securities and Exchange Commission on June 8, 2015 (the “Original Report”), to amend and modify the disclosure provided in Item 5.07 of the Original Report. The Original Report inadvertently stated that each of the proposals submitted to the stockholders at the Annual Meeting was approved.  This Amendment No. 1 to the Original Report amends and modifies Item 5.07 of the Original Report, and except as set forth herein, no other amendments to the Original Report are made by this Amendment No. 1 to the Original Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following statement included in the last line of the Original Report is hereby deleted: “Each of the aforementioned proposals submitted to the stockholders at the Annual Meeting was approved by the final voting results set forth above.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By:	/s/ Graham G. Miao
Graham G. Miao Chief Financial Officer and Treasurer

Date: June 9, 2015